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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  September 3, 1997

                            THE TIMES MIRROR COMPANY
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                        1-13492                           95-4481525
(State or Other             (Commission File Number)           (IRS Employer Identification
 Jurisdiction of                                                           No.)
  Incorporation)

        Times Mirror Square                                90053
       Los Angeles, California                          (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (213) 237-3700

                                      None

         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On March 25, 1997, The Times Mirror Company (the "Company") filed a Registration Statement on Form S-3 (No. 333-23915) (the "Registration Statement"), as amended by Amendment No. 1 filed on June 26, 1997, relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $250 million of debt securities, convertible debt securities, exchangeable debt securities, preferred stock, convertible preferred stock, exchangeable preferred stock, common stock, warrants, stock purchase contracts and stock purchase units of the Company, which Registration Statement was declared effective on July 8, 1997.

     The Company has entered into an Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (the "Trustee"), pursuant to which the Company intends to issue debt securities registered pursuant to the Registration Statement.

     In order provide for the eligibility of the Trustee under the Trust Indenture Act of 1939, the Trustee has executed a Statement of Eligibility (a copy of such Statement of Eligibility and the exhibit thereto is attached hereto as Exhibit 25).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

Exhibit No.      Description
-----------      -----------
    25           Statement of Eligibility of Trustee on Form T-1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE TIMES MIRROR COMPANY

Date: September 3, 1997         By:  /s/Thomas Unterman
                                     -------------------
                                     Thomas Unterman
                                     Senior Vice President and Chief
                                     Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

      25              Statement of Eligibility of Trustee on Form T-1.

                                       4